UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  March 8, 2004

CNB CORPORATION

Incorporated under the laws of South Carolina	Commission File No. 2-96350	I.R.S. Employer Identification No. 57-0792402
P.O. Box 320 Conway, South Carolina29528 Telephone: (843)-248-5271

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On March 8, 2005, the Registrant appointed L. Ford Sanders, II, age 43, Assistant Treasurer and Chief Accounting Officer of the Registrant.  Mr. Sanders will also serve as Vice President of The Conway National Bank, a subsidiary of the registrant.

     Mr. Sanders has been employed by Registrant's subsidiary for seventeen (17) years and has served in the capacities of Assistant Cashier - Lending, Assistant Vice President - Lending, Assistant Vice President - Senior Auditor and Loan Review Officer, Vice President - Senior Auditor and Loan Review Officer, and Vice President - Senior Auditor.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CNB Corporation
(Registrant)

Date:  March 10, 2005                                                                                 /s/Paul R. Dusenbury
Paul R. Dusenbury
Treasurer and Chief Financial Officer